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                                   Eaton Vance
                                  Income Fund
                                   of Boston



                 A mutual fund seeking high current income


                                Prospectus Dated
                                February 1, 1999
                                   as revised
                                  July 1, 1999


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Information in this prospectus
                                            Page                                   Page
----------------------------------------------------------------------------------------
Fund Summary                                 2      Sales Charges                    6
Investment Objectives, Policies and Risks    4      Redeeming Shares                 7
Management and Organization                  5      Shareholder Account Features     8
Valuing Shares                               5      Tax Information                  9
Purchasing Shares                            6      Financial Highlights            10
----------------------------------------------------------------------------------------


 This prospectus contains important information about the Fund and the services available to shareholders. Please save it for reference.

FUND SUMMARY


INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES. The primary investment objective of Eaton Vance Income Fund of Boston is to provide as much current income as possible. To do so, the Fund invests primarily in high yield, high risk corporate bonds (so-called "junk bonds"). Secondary purposes of the Fund are to provide reasonable preservation of capital to the extent attainable from such bonds, and growth of income and capital.

The Fund invests a substantial portion of its assets in bonds issued in connection with mergers, acquisitions and other highly leveraged transactions. The Fund may invest in a wide variety of other income producing debt securities, as well as preferred stocks that pay dividends. Some debt securities acquired by the Fund do not make regular interest payments. The Fund will generally hold well in excess of 100 securities, which helps reduce investment risk. The Fund may invest a portion of its assets in foreign securities.

The Fund's investments are actively managed and securities may be bought and sold on a daily basis. The investment adviser's staff monitors the credit quality of securities held by the Fund and other securities available to the Fund. The portfolio manager attempts to improve yield and preserve and enhance principal value through timely trading.

PRINCIPAL RISK FACTORS. The Fund invests predominantly in below investment grade bonds, which have speculative characteristics because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults will reduce the Fund's net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a security may lose significant value before a default occurs.

The value of Fund shares may decline when interest rates rise, or when the supply of suitable bonds exceeds market demand. Bonds that do not make regular interest payments and foreign securities may be subject to greater volatility and have special risks. The Fund is not appropriate for investors who cannot assume the greater risk of capital depreciation or loss inherent in seeking higher yields.

The Fund is not a complete investment program and you may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION. The following bar chart and table provide information about the Fund's performance including a comparison of the Fund's performance to the performance of a national index of corporate obligations. Although past performance is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change. These returns are for each calendar year through December 31, 1998 and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower.


4.2%      -15.5%    42.8%     18.3%     18.0%     -1.3%     15.3%     13.7%     16.3%         2.9%
1989      1990      1991      1992      1993      1994      1995      1996      1997          1998


The Fund's highest quarterly total return was 11.90% for the quarter ended March 31, 1991, and its lowest quarterly total return was -8.35% for the quarter ended September 30, 1990. For the thirty-day period ended September 30, 1998 the yield of the Fund was 9.25%.

                                                           One           Five            Ten
Average Annual Total Return as of December 31, 1998        Year          Years           Years
--------------------------------------------------------------------------------------------------
 Fund Shares                                              -1.95%        8.08%           9.98%
 C.S. First Boston High Yield Bond Index                   0.58%        8.16%          10.74%

The Fund's returns reflect the maximum sales charge (4.75%). The C.S. First Boston High Yield Bond Index is an unmanaged index of corporate bonds.
Investors cannot invest directly in an index.

FEES AND EXPENSES OF THE FUND. These tables describe the fees and expenses that you may pay if you buy and hold shares.

 Shareholder Fees
 (fees paid directly from your investment)
----------------------------------------------------------------------------------------------
 Maximum Sales Charge (as a percentage of offering price)                              4.75%

 Maximum Deferred Sales Charge (as a percentage of the lower of net asset value at
 time of purchase or time of redemption)                                               None

 Sales Charge Imposed on Reinvested Distributions                                      None

 Exchange Fee                                                                          None

 Annual Fund Operating Expenses
 (expenses that are deducted from Fund assets)
---------------------------------------------------------------------
 Management Fees                                             0.63%

 Other Expenses*                                             0.41%
                                                           -------
 Total Annual Fund Operating Expenses                        1.04%

* Other Expenses includes service fees of 0.15%.


EXAMPLE. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

              1  Year                   3 Years               5 Years                10 Years
---------------------------------------------------------------------------------------------
               $576                       $790                 $1,022                $1,686

INVESTMENT OBJECTIVES, POLICIES AND RISKS

The Fund's primary investment objective is to provide as much current income as possible. In seeking this objective, the Fund currently invests primarily in high yield, high risk corporate bonds which are rated lower than investment grade (i.e., bonds rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") and lower than BBB by Standard & Poor's Ratings Group ("S&P")) or are unrated and of comparable quality. The Fund also seeks reasonable preservation of capital to the extent attainable from such investments, and growth of income and capital, as secondary objectives.


The Fund may invest a portion of its assets in debt securities that are not paying current income in anticipation of the receipt of possible future income or capital appreciation. Interest and/or principal payments on a security could be in arrears when the security is acquired, and the issuer may be in bankruptcy or undergoing a debt restructuring or reorganization. These securities may be unrated or the lowest rated obligations (rated C by Moody's or D by S&P). Bonds rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated D by S&P are in payment default or a bankruptcy petition has been filed and debt service payments are jeopardized. In order to enforce its rights with defaulted securities, the Fund may be required to retain legal counsel and/or a financial adviser. This may increase the Fund's operating expenses and adversely affect the Fund's net asset value.

The credit quality of most securities held by the Fund reflects a greater possibility that adverse changes in the financial condition of an issuer, or in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund's ability to sell its securities at favorable prices. In the absence of a liquid trading market for securities held by it, the Fund may have difficulties determining the fair market value of such securities.

Although the investment adviser considers security ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. In evaluating the quality of a particular issue, whether rated or unrated, the investment adviser will normally take into consideration, among other things, the issuer's financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects. Because of the greater number of investment considerations involved in investing in high yield, high risk bonds, the achievement of the Fund's objectives depends more on the investment adviser's judgment and analytical abilities than would be the case if the Fund were investing primarily in securities in the higher rating categories. While the investment adviser will attempt to reduce the risks of investing in lower rated or unrated securities through active portfolio management, diversification, credit analysis and attention to current developments and trends in the economy and the financial markets, there can be no assurance that a broadly diversified portfolio of such securities would substantially lessen the risks of defaults brought about by an economic downturn or recession.


The Fund will engage in active trading to attempt to improve yield and to preserve and enhance the principal value of Fund shares. The annual portfolio turnover rate may exceed 100%. A mutual fund with a high turnover rate may generate more capital gains than a fund with a lower rate. Capital gains distributions will be made to shareholders if offsetting capital loss carryforwards do not exist, which reduces after tax returns of shareholders holding Fund shares in taxable accounts.

The Fund may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates. In addition to lower rated bonds, the Fund may invest in higher rated securities. The Fund may also invest in non-dividend paying common stocks and rights and warrants when the investment adviser believes they present opportunities for capital appreciation.

The Fund may invest up to 25% of net assets in foreign securities. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad) and relations between nations. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States.

The value of Fund shares will usually change in response to interest rate fluctuations. When interest rates decline, the value of securities already held in the Fund's portfolio can be expected to rise. Conversely, when interest rates rise, the value of existing portfolio securities can be expected to decline. Rating downgrades of securities held by the Fund may reduce their value.


The Fund may borrow amounts up to one-third of the value of its total assets (including borrowings), but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to the Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. The Fund will not purchase additional portfolio securities while outstanding borrowings exceed 5% of the value of its total assets.


Like most mutual funds, the Fund relies on computers in conducting daily business and processing information. There is a concern that on January 1, 2000 some computer programs will be unable to recognize the new year and as a consequence computer malfunctions will occur. Eaton Vance is taking steps that it believes are reasonably designed to address this potential problem and to obtain satisfactory assurance from other service providers to the Fund that they are also taking steps to address the issue. There can, however, be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund or shareholders. The Year 2000 concern may also adversely impact issuers of obligations held by the Fund.

MANAGEMENT AND ORGANIZATION


MANAGEMENT. The Fund's investment adviser is Eaton Vance Management ("Eaton Vance"), with offices at The Eaton Vance Building, 255 State Street, Boston, MA 02109. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage over $37 billion on behalf of mutual funds, institutional clients and individuals.


The investment adviser manages the investments of the Fund and provides related office facilities and personnel. Under its investment advisory agreement with the Fund, Eaton Vance receives a monthly advisory fee of 5/96 of 1% (equivalent to 0.625% annually) of the average daily net assets of the Fund up to and including $300 million, and 1/24 of 1% (equivalent to 0.50% annually) of the average daily net assets over $300 million. For the fiscal year ended September 30, 1998, the Fund paid Eaton Vance advisory fees equivalent to 0.63% of its average daily net assets.

Michael Weilheimer is the portfolio manager of the Fund (since January 1, 1996). He also manages other Eaton Vance portfolios, has been an employee of Eaton Vance for more than 5 years, and is a Vice President of Eaton Vance.

Eaton Vance and the Fund have adopted Codes of Ethics governing personal securities transactions. Under the Codes, employees of Eaton Vance may purchase and sell securities (including securities held by the Fund) subject to certain pre-clearance and reporting requirements and other procedures.


ORGANIZATION. The Fund is a series of a Massachusetts business trust. The Fund offers multiple classes of shares. Each class represents a pro rata interest in the Fund, but is subject to different expenses and rights. Effective July 1, 1999, the shares offered in this prospectus are Class A shares. The Fund does not hold annual shareholder meetings, but may hold special meetings for matters that require shareholder approval (like electing or removing trustees, approving management contracts or changing investment policies that may only be changed with shareholder approval).

VALUING SHARES

The Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The price of Fund shares is their net asset value. Most debt securities are valued by an independent pricing service.

When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or redemption price to be based on that day's net asset value per share. It is the investment dealer's responsibility to transmit orders promptly. The Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

PURCHASING SHARES

You may purchase Fund shares through your investment dealer or by mailing the account application form included in this prospectus to the transfer agent (see back cover for address). Your initial investment must be at least $1,000. The price of Fund shares is the net asset value plus a sales charge.

You may purchase Fund shares for cash or in exchange for securities. Please call 1-800-225-6265 for information about exchanging securities for Fund shares.
 If you purchase shares through an investment dealer (which includes brokers, dealers and other financial institutions), that dealer may charge you a fee for executing the purchase for you. The Fund may suspend the sale of its shares at any time and any purchase order may be refused.

After your initial investment, additional investments of $50 or more may be made at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund with each investment.

You may also make automatic investments of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by calling 1-800-262-1122. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts.

SALES CHARGES

Fund shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

                                                  Sales Charge         Sales Charge           Dealer Commission
                                                as Percentage of    as Percentage of Net      as a Percentage of
 Amount of Purchase                              Offering Price       Amount Invested          Offering Price
---------------------------------------------------------------------------------------------------------------------
 Less than $25,000                                   4.75%                4.99%                     4.50%
 $25,000 but less than $100,000                      4.50%                4.71%                     4.25%
 $100,000 but less than $250,000                     3.75%                3.90%                     3.50%
 $250,000 but less than $500,000                     3.00%                3.09%                     2.75%
 $500,000 but less than $1,000,000                   2.00%                2.04%                     2.00%
 $1,000,000 or more                                  0.00*                0.00*                     See Below

 * No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 12 months of purchase.

The principal underwriter will pay a commission to investment dealers on sales of $1 million or more as follows: 1.00% on amounts of $1 million or more but less than $3 million; plus 0.50% on amounts over $3 million but less than $5 million; plus 0.25% on amounts over $5 million. Purchases of $1 million or more will be aggregated over a 12-month period for purposes of determining the commission. The principal underwriter may also pay commissions of up to 1.00% on sales of Fund shares to certain tax-deferred retirement plans.

If Fund shares are purchased at net asset value because the purchase amount is $1 million or more, they are subject to a 1.00% contingent deferred sales charge ("CDSC") if redeemed within 12 months of purchase. The CDSC is based on the lower of the net asset value at the time of purchase or the time of redemption. Shares acquired through the reinvestment of distributions are exempt. Redemptions are made first from shares which are not subject to a CDSC.

REDUCING OR ELIMINATING SALES CHARGES. Front-end sales charges may be reduced under the right of accumulation or under a statement of intention. Under the right of accumulation, sales charges are reduced if the current market value of your current holdings (shares at current offering price), plus your new purchases, reach $25,000 or more. Class A shares of other Eaton Vance funds owned by you can be included as part of your current holdings for this purpose. Under a statement of intention, purchases of $25,000 or more made over a 13-month period are eligible for reduced sales charges. The principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until the statement is satisfied or the 13-month period expires. See the account application for details.

Fund shares are offered at net asset value through certain wrap fee programs and other programs sponsored by investment dealers that charge fees for their services. Ask your investment dealer for details. Certain persons associated with Eaton Vance, other advisers to Eaton Vance funds, the transfer agent, the custodian and investment dealers may purchase shares at net asset value.

If you redeem shares, you may reinvest at net asset value any portion or all of the redemption proceeds in shares of the Fund (or in Class A shares of any other Eaton Vance fund), provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Your account will be credited with any CDSC paid in connection with the redemption. Reinvestment requests must be in writing. If you reinvest, you will be sold shares at the next determined net asset value following receipt of your request.

SERVICE FEES. The Fund pays service fees for personal and/or account services not exceeding .25% of average daily net assets annually. Service fees are paid on Fund shares only after they have been outstanding for twelve months.

REDEEMING SHARES

You can redeem shares in any of the following ways:

  By Mail Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered and signature guaranteed. You can obtain a signature guarantee at certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

  By Telephone          You can redeem up to $50,000 by calling the transfer
                        agent at 1-800-262-1122 on Monday through Friday, 9:00 a.m. to 4:00 p.m. (eastern time). Proceeds of a telephone redemption can be mailed only to the account address. Shares held by corporations, trusts or certain other entities, or subject to fiduciary arrangements, cannot be redeemed by telephone.
  Through an
  Investment
  Dealer                Your investment  dealer is responsible for  transmitting
                        the order promptly. A dealer may charge a fee for this service.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any applicable CDSC and any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

If you recently purchased shares, the proceeds of a redemption will not be sent until the check (including a certified or cashier's check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked to either add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you.

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities. If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

SHAREHOLDER ACCOUNT FEATURES

Once you purchase shares, the transfer agent establishes a Lifetime Investing Account(R) for you. Share certificates are issued only on request.

DISTRIBUTIONS. You may have your Fund distributions paid in one of the following ways:

 .Full Reinvest Option       Dividends and capital gains are reinvested in
                            additional shares. This option will be assigned if you do not specify an option.

 .Partial                    Reinvest  Option  Dividends  are  paid in  cash  and
                            capital gains are reinvested in additional shares.

 .Cash Option                Dividends and capital gains are paid in cash.

 .Exchange                   Option Dividends and/or capital gains are reinvested
                            in additional shares of another Eaton Vance fund chosen by you. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives and policies carefully.

INFORMATION FROM THE FUND.  From time to time, you may be mailed the following:

 .    Annual and  Semi-Annual  Reports,  containing  performance  information and financial statements.

 .    Periodic  account  statements,  showing  recent  activity  and total  share balance.

 .    Form 1099 and tax information needed to prepare your income tax returns.

 .    Proxy materials, in the event a shareholder vote is required.

 .    Special notices about significant events affecting your Fund.


WITHDRAWAL PLAN. You may redeem shares on a regular monthly or quarterly basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they do not in the aggregate exceed 12% annually of the account balance at the time the plan is established. A minimum account size of $5,000 is required to establish a systematic withdrawal plan. Because purchases of Fund shares are subject to a sales charge, you should not make withdrawals from your account while you are making purchases.

TAX-SHELTERED RETIREMENT PLANS. Fund shares are available for purchase in connection with certain tax-sheltered retirement plans. Call 1-800-225-6265 for information. Distributions will be invested in additional shares for all tax-sheltered retirement plans.

EXCHANGE PRIVILEGE. You may exchange your Fund shares for Class A shares of another Eaton Vance fund. Exchanges are generally made at net asset value. If you have held Fund shares for less than six months, an additional sales charge may apply if you exchange. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase.

Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, you may write to the transfer agent (address on back cover) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive 60 days' notice of any material change to the privilege. This privilege may not be used for "market timing". If an account (or group of accounts) makes more than two round-trip exchanges within 12 months, it will be deemed to be market timing. The exchange privilege may be terminated for market timing accounts.

TELEPHONE TRANSACTIONS. You can redeem or exchange shares by telephone as described in this prospectus. The transfer agent and the principal underwriter have procedures in place to authenticate telephone instructions (such as verifying personal account information). As long as the transfer agent and principal underwriter follow these procedures, they will not be responsible for unauthorized telephone transactions and you bear the risk of possible loss resulting from telephone transactions. You may decline the telephone redemption option on the account application. Telephone instructions are tape recorded.

"STREET NAME" ACCOUNTS. If your shares are held in a "street name" account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. The transfer of shares in a

"street name" account to an account with another investment dealer or to an account directly with the Fund involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.

ACCOUNT QUESTIONS. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-225-6265, or write to the transfer agent (see back cover for address).

TAX INFORMATION


The Fund declares dividends daily and ordinarily pays distributions monthly. Any net realized capital gains will be distributed once annually. Your account will be credited with dividends beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent. Distributions will generally be taxable to shareholders as ordinary income.

A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction. Distributions of any long-term capital gains are taxable as long-term gains. A portion of the Fund's distributions may be eligible for the corporate dividends-received deduction.


Shareholders should consult with their advisers concerning the applicability of state, local and other taxes to an investment.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the Fund's financial performance for the past five years. Certain information in the table reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by PricewaterhouseCoopers LLP, independent accountants. The report of PricewaterhouseCoopers LLP and the Fund's financial statements are incorporated by reference and included in the annual report, which is available on request.

                                                                               YEAR ENDED SEPTEMBER 30,
                                                              -------------------------------------------------------
                                                                 1998       1997       1996       1995        1994
                                                              -------------------------------------------------------
  Net asset value - Beginning of year                          $   8.70   $   8.12   $   7.92   $   7.90    $   8.40
                                                               --------   --------   --------   --------    --------
  Income (loss) from operations
  Net investment income                                        $   0.81   $   0.79   $   0.80   $   0.82    $   0.83
  Net realized and unrealized gain (loss)                         (0.70)      0.57       0.21       0.02       (0.47)
                                                               --------   --------   --------   --------    --------
  Total income (loss) from operations                          $   0.11   $   1.36   $   1.01   $   0.84    $   0.36
                                                               --------   --------   --------   --------    --------
  Less distributions
  From net investment income                                   $  (0.78)  $  (0.77)  $  (0.80)  $  (0.82)   $  (0.81)
  In excess of net investment income(2)                              --      (0.01)     (0.01)        --       (0.05)
                                                               --------   --------   --------   --------    --------
  Total distributions                                          $  (0.78)  $  (0.78)  $  (0.81)  $  (0.82)   $  (0.86)
  Net asset value - End of year                                $   8.03   $   8.70   $   8.12   $   7.92    $   7.90
                                                                --------   --------   --------   --------    --------
  Total return(1)                                                  0.98%     17.68%     13.41%     11.25%       4.25%

  Ratios/Supplemental Data:
  Net assets, end of year (000's omitted)                      $224,960   $207,522   $143,844   $106,414    $103,482
   Ratio of net expenses to average daily net assets               1.04%      1.05%      1.07%      1.09%       1.04%
   Ratio of net investment income to average daily net assets      9.22%      9.32%      9.96%     10.50%       9.75%
  Portfolio turnover                                                141%       105%        81%        84%         70%


(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.


(2) The Fund has followed the Statement of Position (SOP) 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distribution by Investment Companies. The SOP requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits that result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

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         for the
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More Information
--------------------------------------------------------------------------------

      ABOUT  THE  FUND:  More  information  is  available  in the  statement  of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about the Fund's investments is available in the annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past year. You may obtain free copies of the statement of additional information and the shareholder reports by contacting:


                         Eaton Vance Distributors, Inc.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 1-800-225-6265
                           website: www.eatonvance.com


      You will find and may copy information about the Fund at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-800-SEC-0330 for information); on the SEC's Internet site (http://www.sec.gov); or upon payment of copying fees by writing to the SEC's public reference room in Washington, DC 20549-6009.

      About Shareholder Accounts: You can obtain more information from
      Eaton Vance Shareholder Services (1-800-225-6265).  If you own
      shares and would like to add to, redeem or change your account, please write or call the transfer agent:
--------------------------------------------------------------------------------

                       First Data Investor Services Group
                                  P.O. Box 5123
                           Westborough, MA 01581-5123
                                 1-800-262-1122



SEC File No.  811-2258                                                    IBP